                                                                 EXHIBIT 10.15.3


                                AMENDMENT NO. 3
                                       TO
                 AMENDED AND RESTATED SYSTEM EQUIPMENT PURCHASE
                                    AGREEMENT


        THIS AMENDMENT NO. 3 (this "Amendment") to the Contract (as defined below) between CRICKET COMMUNICATIONS, INC., a Delaware corporation (the "Owner" or "Cricket") and LUCENT TECHNOLOGIES INC., a Delaware corporation (the "Vendor" or "Lucent"), is made effective as of this March 22, 2002 ("Effective Date").

                                    RECITALS

WHEREAS, the Owner and Vendor entered into that certain Amended and Restated System Equipment Purchase Agreement, dated as of June 30, 2000, as amended by Amendment No. 1 effective March 22, 2002, and Amendment No. 2 effective March 22, 2002 ("Amendment No. 2"), collectively (the "Contract"); and

WHEREAS, in Section 18 of Amendment No. 2, the Owner and Vendor contemplated this Amendment to document the transition of certain management Services heretofor provided by Vendor pursuant to the Contract, with Owner assuming responsibility therefor pursuant to this Amendment; and

WHEREAS, the Owner and Vendor desire to clarify in more detail the transition of such management Services to Owner as set forth in this Amendment; and

WHEREAS, the Owner and Vendor desire to update other Contract Exhibits to more accurately reflect the Work actually being performed as of the Services Transition Date (as hereinafter defined) for each Transition Site (as hereinafter defined); and

WHEREAS, the Owner and Vendor desire to amend the Contract as set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Amendment, the Owner and Vendor hereby agree as follows:

1.   Interpretation:

     Capitalized terms not otherwise defined herein, including those used in all attachments hereto, shall have the same meanings as set forth in the Contract. In the event of any conflict between the terms of this Amendment and the Contract or any other written agreements between the parties, the terms of this Amendment shall prevail with respect to the subject matter herein, except that if the conflict is between this Amendment and Amendment No. 2, then Amendment No. 2 shall prevail.


[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.   Additional Terms:

     "Services Transition Date" or "STD" shall be that effective date specified individually for each Transition Site on which Owner hereby assumes responsibility for performing the Transition Services for such Transition Site, all as set forth in the "Cricket Site Transition Summary" attached hereto and incorporated into the Contract as Exhibit V.

     "Transition Services" shall be only those construction management Services heretofor provided by Vendor pursuant to Contract Exhibit E2-B, and those overall program/project management Services heretofor provided by Vendor pursuant to Contract Exhibit E-7, as both Exhibits are amended by Exhibit E-7 Supplement No. 1 Post Transition Program/Construction Management attached hereto, as such supplement relates to Exhibit E-5 Supplement No. 1
     - Post Transition Site Acquisition; Exhibit E-4 Supplement No. 1 - Post Transition Architectural and Engineering, and Exhibit E-3 Supplement No. 1
     - Post Transition Construction Services, also attached hereto.

     "Transition Sites" shall be those Sites identified on Exhibit V attached hereto.

3.   Applicability of Amendment:

     This Amendment shall apply as of the Effective Date, except as expressly indicated otherwise herein. This Amendment shall apply only to the Transition Sites, all of which are BTS Sites.

4.   Assumption of Transition Services:

     Cricket hereby assumes responsibility for the Transition Services not yet performed on each Transition Site effective as of the applicable STD, and Vendor hereby assigns its obligation to perform such Transition Services to Cricket and shall not charge Cricket for the performance of any such Transition Services. Further, to the extent such Transition Services were previously ordered by Cricket in a Purchase Order, Lucent acknowledges and agrees that such Transition Services shall be performed by Cricket as of the applicable STD for the Transition Sites, and Cricket shall not be invoiced by Lucent for such Transition Services. Except for (i) Vendor's warranty obligations for Services provided prior to the applicable STD, and
     (ii) those Project Controls Tasks and other Lucent obligations described in Exhibit E-7 Supplement No. 1 Post Transition Program/Construction Management, attached hereto, Vendor shall not be responsible to perform the Transition Services on the Transition Sites post-STD. Cricket shall generally perform the Transition Services in conformity with the scope of work contained in Exhibit E-7 Supplement No. 1 Post Transition Program/Construction Services, attached hereto.

     Exhibit E-7 Supplement No. 1 Post Transition Program/Construction Services, attached hereto, shall upon the applicable STD, replace the following Exhibits with respect to the Transition Sites:

          -  Exhibit E-2B Construction Management Cell Sites

          -  Exhibit E-2B Site Construction Management Responsibility Matrix

          -  Exhibit E-7 Overall Program/Project Management.

     Because Vendor is hereby assigning its obligation to perform the post-STD Transition Services at the Transition Sites to Cricket, and as a result, Vendor will no longer have direct field management for the Vendor Subcontractors' Work, the provisions of Contract Section 18 Warranties of the Contract shall not apply to Services provided on the Transition Sites after the applicable STD where the pertinent warranty claim is caused by the act or omission of a Vendor Subcontractor under the Program Management or Construction Management control of the Owner. Lucent hereby agrees to pass through and assign to Cricket all of Lucent's rights under warranties given by or through the Vendor Subcontractors. Lucent shall further provide reasonable and prompt assistance to Cricket in making and enforcing any warranty claim against a Vendor Subcontractor.

     Vendor shall have no liability to Owner, and Owner shall look only to the applicable Vendor Subcontractor(s), to enforce any Claims of Owner under the provisions of Contract Section 15 Intellectual Property and Contract
     Section 20 Indemnification and Limitations of Liability of the Contract for any infringement of any third party patent, copyright, trademark or trade secret right, or other intellectual property right, that occurs as a result of Services performed by a Vendor Subcontractor under Cricket's Program Management or Construction Management control, except in any case where the alleged infringement is due to information, Products or instructions provided by Lucent or a Vendor Subcontractor not under Cricket's Program Management or Construction Management control. Nothing in this Amendment shall affect Lucent's obligations or Cricket's rights as they pertain to either (i) Services performed for the Transition Sites to the extent they were performed prior to the applicable STD, or (ii) Lucent's obligations under contracts entered into between Lucent and any Vendor Subcontractor. Lucent hereby agrees to pass through, and assign to Cricket, Lucent's rights under indemnification obligations of Vendor Subcontractors as they pertain to any infringement of intellectual property rights.

     Owner shall periodically report to Vendor any quality issues Owner may have with the performance of Vendor Subcontractors pertaining to Transition Sites post STD. In such reports, Owner shall inform Vendor of any material discrepancies in the quality of Work performed by such Vendor Subcontractors. Vendor shall provide reasonable assistance to Owner to resolve such discrepancies and when required by Owner, authorize another Vendor Subcontractor to complete the Work. Owner shall timely approve in writing all Work satisfactorily performed by the Vendor Subcontractors on the Transition Sites post-STD. The approval process shall be as described in Exhibit E-10, Post Transition Invoice Approval Process (including the Approval Form), attached hereto.

5. Services Statements of Work Updated to Reflect Current Conditions Post-Transition:

     Owner and Vendor agree, that as of the Effective Date of this Amendment, the Services specified in this Section 5 are hereby updated to more closely reflect the current Work as being performed in relation to those Transition Sites for which the STD has occurred. Vendor will use Vendor Subcontractors to perform the Work described below, except as otherwise agreed between the parties. For the completion of the Transition Sites, Owner shall issue a single master Purchase Order to Vendor. Owner shall then issue separate Change Orders specific to and referencing a Transition Site detailing the Products and Services required to complete that Transition Site and achieve Final Acceptance thereof. All Change Orders shall be subject to the Contract and the current change order procedures established by Cricket, subject to Vendor's right to charge Owner under the Change Orders [***]. For each Change Order, Cricket shall negotiate the terms and conditions or Site-specific statements of work regarding the Vendor Subcontractor's expected performance, and such terms shall serve as the basis for Vendor's purchase order to such Vendor Subcontractor to provide the required Products and Services to Owner under the Contract. Vendor Subcontractor invoice approval shall be as described in Exhibit E-10 Vendor Subcontractor Invoice Approval Process for Transition of SACS Management Services to Cricket (including the SACS - Acceptance Form), attached hereto.

     a) Site Acquisition and Zoning Services -- With respect to the Transition Sites, Exhibits E-5B; E-5C and E-5D for Site Acquisition Services shall be substituted in their entirety with Exhibit E-5 Supplement No. 1 Site Acquisition and Zoning Services, attached hereto.

     b) Architectural and Engineering Services - With respect to the Transition Sites, Exhibits E-4A, E-4B and E4C for Architectural and Engineering Services shall be substituted in their entirety with Exhibit E-4 Supplement No. 1 Architectural and Engineering Services, attached hereto.

     c) Construction Services - With respect to the Transition Sites, Exhibits E-3A and E-3B for Construction Services shall be substituted in their entirety with Exhibit E-3 Supplement No. 1 Construction Services, attached hereto.

     d) BTS Installation Services - With respect to the Transition Sites, Exhibits F for Installation Services (including Exhibit F2 the Installation Services Matrix) shall be substituted in their entirety with Exhibit F Supplement No. 1 (together with the attached responsibility matrix) plus Exhibit F Supplement No. 2 the notice to proceed checklist (the "NTP Checklist"), attached hereto. Vendor shall not be required to commence Installation and Integration of the BTS prior to all items in Exhibit U, Lucent Technologies Inc. Site Preparation Checklist, and the NTP Checklist being completed.


[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

     e) Cluster Optimization -- With respect to the Transition Sites, Exhibit G of the Contract as it pertains to cluster optimization shall be amended by Exhibit G Supplement No. 1 -- Individual Cluster Optimization, attached hereto.

6. Full Force and Effect. Except as expressly modified in this Amendment, the Contract, shall remain unmodified and in full force and effect.

7. Entirety of Amendment. This Amendment, together with the Contract constitute the entire agreement between the parties with respect to the subject matter thereof. No modifications, alterations or waivers of any provision contained herein shall be binding on the parties hereto unless executed after the date hereof and evidenced in writing signed by duly authorized representatives of both parties.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 3 to be executed by their duly authorized representatives effective as of the date first set forth above.

"VENDOR" OR "LUCENT"                        "OWNER" OR "CRICKET"
LUCENT TECHNOLOGIES INC.,                   CRICKET COMMUNICATIONS, INC.,
a Delaware corporation                      a Delaware corporation

By: /s/ STEVE MARINO                        By:  /s/ S. G. SWENSON
    -------------------------                  ------------------------------
Name: Steve Marino                          Name:  Sue Swenson
    -------------------------                     ---------------------------
Title: CTVP                                 Title: President and COO
       ----------------------                      --------------------------
Date:  9/5/02                               Date:  August 23, 2002
     ------------------------                     ---------------------------

                                    EXHIBITS


Exhibit E-3 Supplement No.1 - Construction Services

Exhibit E-4 Supplement No. 1 - Architectural and Engineering Services

Exhibit E-5 Supplement No. 1 - Site Acquisition and Zoning Services

Exhibit E-7 Supplement No. 1 - Post Transition Program/Construction Management

Exhibit E-10 - Post Service Transition Approval Process/Flowchart/Approval Form

Exhibit F Supplement No. 1 - BTS Installation Services/Matrix

Exhibit F Supplement No. 2 - NTP Checklist

Exhibit G Supplement No. 1 - Individual Cluster Optimization

Exhibit V - Cricket Site Transition Summary

                           [LUCENT TECHNOLOGIES LOGO]


                EXHIBIT E-3 SUPPLEMENT NO.1 CONSTRUCTION SERVICES
--------------------------------------------------------------------------------


SCOPE OF WORK -  CONSTRUCTION SERVICES


[THREE PAGES OF PROPRIETARY INFORMATION DELETED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST]




                         LUCENT TECHNOLOGIES PROPRIETARY
                                   Page 1 of 3


[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           [LUCENT TECHNOLOGIES LOGO]


       EXHIBIT E-4 SUPPLEMENT NO. 1 ARCHITECTURAL AND ENGINEERING SERVICES
--------------------------------------------------------------------------------
                         LUCENT TECHNOLOGIES PROPRIETARY



SCOPE OF WORK - ARCHITECTURAL & ENGINEERING SERVICES


[THREE PAGES OF PROPRIETARY INFORMATION DELETED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST]



                         LUCENT TECHNOLOGIES PROPRIETARY
                                   Page 1 of 3


[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        EXHIBIT E-5 SUPPLEMENT NO. 1 SITE ACQUISITION AND ZONING SERVICES

--------------------------------------------------------------------------------



SCOPE OF WORK  - SITE ACQUISITION AND ZONING SERVICES


[THREE PAGES OF PROPRIETARY INFORMATION DELETED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST]






                         LUCENT TECHNOLOGIES PROPRIETARY
                                   Page 1 of 3

[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                           [LUCENT TECHNOLOGIES LOGO]


EXHIBIT E-7 SUPPLEMENT NO. 1 POST TRANSITION PROGRAM/CONSTRUCTION MANAGEMENT
--------------------------------------------------------------------------------

SCOPE OF WORK  - POST TRANSITION -PROGRAM/CONSTRUCTION MANAGEMENT


[TWO PAGES OF PROPRIETARY INFORMATION DELETED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST]





                         LUCENT TECHNOLOGIES PROPRIETARY
                                   Page 1 of 2


[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

        Vendor Subcontractor Invoice Approval Process for Transition of
                       SACS Management Services to Cricket


                                                                   Exhibit E-10


OVERVIEW

Prior to invoice submittal to Lucent (or "Vendor" per the Contract), Lucent's vendor ("Vendor Subcontractor" per the Contract) will be required to submit and gain Cricket ("Owner" per the Contract) approval of the Work along with a statement of all charges that represent the Work performed. The statement of charges is to be presented to Owner on the SACS Acceptance Form, attached hereto (the "Acceptance Form"), and once approved will represent the Vendor Subcontractor's authorization to present an invoice to Vendor.

Upon receipt of the Acceptance Form from Vendor Subcontractor, Cricket has 5 business days to either approve or reject Vendor Subcontractor's statement of charges. Acceptance Forms not properly filled out or supported by appropriate documentation will be rejected and sent back to the Vendor Subcontractor for re-submittal. A checklist of reasons for rejection will accompany rejected Acceptance Forms. Acceptance Forms, which are properly filled out and that attach sufficient supporting documentation for Work satisfactorily performed will be approved and sent back to the Vendor Subcontractor for invoice preparation to be sent to Vendor.

Approval criteria for the Acceptance Form must include the following:

        1.      All fields required must be completed

        2. If Work is subject to a Change Order or SAWO, the Change Order or SAWO number must appear on Acceptance form and must be approved in writing by Owner,

        3. The master Purchase Order from Owner to Vendor for Transition Site completion must have a positive balance remaining to cover the invoiced amount. Any Vendor Subcontractor invoice dollar amount, (representing the Work together with the statement of charges, approved by Owner [***]), that is above the current Purchase Order funding level authorized to Vendor by Owner, will not be paid even if Owner approves such Work represented by Vendor Subcontractor's invoice. Vendor will not be liable for payments to Vendor Subcontractors in excess of Owner's authorized Purchase Order amount, which is directly tied to a specific scope of Work ("SOW").

* If the above items are not properly followed, Vendor reserves the right to withhold payment to Vendor Subcontractors, subject to Vendor's obligations under SEPA Section 2.8. Vendor Program Management will track Purchase Order funding levels in conjunction with the burn rates and will provide weekly reports to both the Owner and Vendor Subcontractors. Vendor Program Manager will 1) notify Owner in writing officially requesting additional Purchase Order funding as appropriate and 2) work with Vendor's Supply Chain Networks (SCN) Group to ensure payments to Vendor Subcontractor does not exceed the amounts authorized under Owner's Purchase Order to Vendor.

If Owner approves the Work along with the statement of charges, Owner will deliver the approved Acceptance Form to the following parties:

        1.      Vendor Subcontractor - to trigger invoicing

        2.      Vendor Program Manager - for tracking purposes

Vendor Program Manager will forward to Vendor Controls in Alpharetta a copy of the approved Acceptance Form to match against the Vendor Subcontractor invoice.

Once Vendor Subcontractor has secured Owner's approval on Acceptance Form, Vendor Subcontractor is now authorized to submit it's invoice to Vendor's Alpharetta, Georgia Controls via Vendor's SORVIVE processing system and also forward a copy of the Owner approved Acceptance Form to Vendor Controls in Alpharetta. Upon receipt of the invoice within SORVIVE, Vendor's Alpharetta Controls matches the invoice in SORVIVE with the approved Owner Acceptance Form. If documents match and funds are available per Owner's Purchase Order to Vendor, the invoice is sent on to Vendor Accounts Payable for payment to the Vendor Subcontractor.


                         Lucent Technologies Proprietary
                                   Page 1 of 2


[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

         Vendor Subcontractor Invoice Approval Process for Transition of
                       SACS Management Services to Cricket


                                                                   Exhibit E-10


If the Acceptance From has been approved by Owner, but does not furnish adequate information for Vendor's Alpharetta controls to match and pay then the invoice will be rejected and sent back to the Vendor Subcontractor with a copy to Vendor Program Management and Owner. Such rejection will include a checklist detailing the reason for non-payment. Owner and Vendor Program Management will be copied on rejection documentation.

If Vendor Subcontractor Purchase Order funds are not sufficient to cover approved invoices, such invoices that exceed the total value of the Vendor Subcontractor Purchase Order, will not be accepted for payment and will be rejected and returned to the Vendor Subcontractor.

If invoices are submitted through SORVIVE and the accompanying Acceptance Form is not received at Vendor's Alpharetta Controls within five business days, the invoice will be rejected.

Charges for Change Orders require a valid Change Order log number to be documented on the Acceptance Form. If the Acceptance Form for a Change Order is presented to Cricket without a Change Order log number, Owner will reject the Acceptance Form. If the Acceptance Form is approved by Owner for Work pursuant to a Change Order without the valid Change Order number that was provided, Vendor's Alpharetta Controls will reject the invoice.

Vendor Subcontractors will be required to utilize SORVIVE as the vehicle for submitting electronic invoices. Vendor's Accounts Payable will not process paper invoices as of April 1, 2002.

ELECTRONIC APPROVAL
Acceptance Forms can be electronically submitted from Vendor Subcontractor to Owner for approval. If an Acceptance Form is deemed acceptable and Owner approves the charges, Owner's approver will forward his/her approval e-mail, with a copy of the original e-mail request from the Vendor Subcontractor to 1) Vendor Subcontractor and, 2) Vendor Program Manager Vendor Program Manager will then forward the Owner approved Acceptance Form to Vendor Controls in Alpharetta.


                         Lucent Technologies Proprietary
                                   Page 2 of 2

                [CRICKET TRANSITION VENDOR INVOICING FLOW CHART]

                                                       Exhibit F Supp 1 (Matrix)



RESPONSIBILITY MATRIX

                                                                            --------------------------------------------------------
                           BTS INSTALLATION                                 CRICKET         LUCENT INST'N         LUCENT CONTR
                                                                            --------------------------------------------------------
                                                                            Activity            Activity             Activity
NO.                                                                         Resp.               Resp.                Resp
                                                                            --------------------------------------------------------


   [ONE PAGE OF PROPRIETARY AND TECHNICAL INFORMATION DELETED PURSUANT TO
   CONFIDENTIAL TREATMENT REQUEST]




[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                        Lucent Technologies Proprietary
                                     1 of 1

                                                                Exhibit F Supp 2

Responsibility Matrix         Installation NTP

                                                                            --------------------------------------------------------
BTS NTP FOR INSTALLATION                                                     CRICKET         LUCENT INST'N         LUCENT CONTR
                                                                            --------------------------------------------------------
                                                                            Activity            Activity             Activity
NO.                                                                         Resp.               Resp.                Resp
                                                                            --------------------------------------------------------


   [ONE PAGE OF PROPRIETARY AND TECHNICAL INFORMATION DELETED PURSUANT TO
   CONFIDENTIAL TREATMENT REQUEST]




[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.


                        Lucent Technologies Proprietary
                                     1 of 1

                                                               Exhibit G Supp 1





                         INDIVIDUAL CLUSTER OPTIMIZATION


1.0 INDIVIDUAL CLUSTER OPTIMIZATION

[THREE PAGES OF PROPRIETARY INFORMATION DELETED PURSUANT TO CONFIDENTIAL TREATMENT REQUEST]




                         Lucent Technologies Proprietary
                                   Page 1 of 3



[*] CERTAIN MATERIAL (INDICATED BY AN ASTERISK) HAS BEEN OMITTED FROM THIS DOCUMENT PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT. THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------
Fayetteville         xna002                     Non-MLA CoLoc           0%         100%         100%         100%
Fayetteville         xna011c                    Non-MLA CoLoc           0%          30%         100%         100%
Fayetteville         xna24b                     MLA CoLoc               0%          30%          10%          50%
Fayetteville         xna26a                     Non-MLA CoLoc           0%          30%          10%          50%
Lincoln              LIN-008 B                  Rooftop                 0%          30%           0%           0%         1/31/2002
Lincoln              LIN-009 B                  Non-MLA CoLoc           0%          30%           0%          55%         1/31/2002
Lincoln              LIN-019                    Raw Land                0%          30%          95%          55%         1/31/2002
Lincoln              LIN-023 A                  Non-MLA CoLoc           0%         100%          95%          55%         1/31/2002
Little Rock          LIT-001                    Non-MLA Coloc           0%         100%         100%          50%         5/18/2001
Little Rock          LIT-010                    Rooftop                 0%         100%         100%          50%         5/18/2001
Little Rock          LIT-018                    Rooftop                 0%         100%         100%          50%         5/18/2001
Little Rock          LIT-034                    MLA Coloc               0%           0%           0%           0%         5/18/2001
Little Rock          LIT-050                    Non-MLA Coloc           0%         100%         100%         100%         5/18/2001
Little Rock          LIT-056                    Raw Land                0%           0%         100%           0%         5/18/2001
Memphis              MEM-026C                   Raw Land                0%         100%         100%         100%         4/30/2001
Memphis              MEM-038B                   Water Tower             0%         100%         100%           0%         4/30/2001
Memphis              MEM-039A                   Non-MLA CoLoc           0%         100%         100%          50%         4/30/2001
Memphis              MEM-041C                   Raw Land                0%         100%           0%           0%         4/30/2001
Omaha                OMA-012 A                  Non-MLA CoLoc           0%          30%          95%          50%          1/2/2002
Omaha                OMA-020 A                  Non-MLA CoLoc           0%          30%          95%          50%          1/2/2002
Omaha                OMA-024 A                  MLA CoLoc               0%          30%          95%          50%          1/2/2002
Omaha                OMA-033 A                  Raw Land                0%          30%          95%          50%          1/2/2002
Omaha                OMA-038 C                  Non-MLA CoLoc           0%          30%          95%          50%          1/2/2002
Omaha                OMA-048                    Raw Land                0%          30%          95%          50%          1/2/2002
Omaha                OMA-057 C                  Raw Land                0%          30%          95%          50%          1/2/2002
Omaha                OMA-061 D                  Raw Land                0%          30%          95%          50%          1/2/2002
Tulsa                TUL-021                    Raw Land                0%           0%           0%           0%         4/30/2001
Tulsa                TUL-023 E                  Non-MLA CoLoc           0%           0%         100%          50%         4/30/2001
Tulsa                TUL-033 A                  Non-MLA CoLoc           0%           0%         100%         100%         4/30/2001
Tulsa                TUL-034 E                  Raw Land                0%           0%         100%         100%         4/30/2001
Tulsa                TUL-050 E                  MLA CoLoc               0%         100%         100%         100%         4/30/2001
Tulsa                TUL-052 A                  Raw Land                0%          20%         100%           0%         4/30/2001
Tulsa                TUL-053 A                  Rooftop                 0%          20%         100%           0%         4/30/2001
Wichita              ICT-009A                   Non-MLA CoLoc           0%         100%         100%         100%         4/30/2001
Wichita              ICT-016F                   MLA CoLoc               0%         100%         100%         100%         4/30/2001
Wichita              ICT-033E                   Non-MLA CoLoc           0%         100%         100%           0%         4/30/2001
Alburquerque         ABQ-016                    MLA CoLoc               0%         100%         100%         100%         4/27/2001
Alburquerque         ABQ-019                    MLA CoLoc               0%         100%         100%         100%         4/27/2001
Alburquerque         ABQ-024                    MLA CoLoc               0%         100%         100%         100%         4/27/2001
Alburquerque         ABQ-038                    Rooftop                 0%         100%         100%         100%         4/27/2001
Alburquerque         ABQ-042                    Rooftop                 0%         100%         100%         100%         4/27/2001
Denver               Den-006                    Rooftop                 0%          30%         100%          50%          9-Nov-01
Denver               Den-014                    Rooftop                 0%         100%           0%          50%          9-Nov-01
Denver               Den-016                    Rooftop                 0%         100%         100%          50%          9-Nov-01
Denver               Den-020                    Rooftop                 0%         100%         100%          50%          9-Nov-01
Denver               Den-021                    Rooftop                 0%         100%         100%          50%          9-Nov-01
Denver               Den-032                    Rooftop                 0%         100%           0%           0%          9-Nov-01
Denver               Den-039                    Rooftop                 0%           0%           0%           0%          9-Nov-01
Denver               Den-047                    Co-Locate               0%           0%           0%           0%          9-Nov-01
Denver               Den-055                    Rooftop                 0%         100%         100%          50%          9-Nov-01
Denver               Den-063                    Rooftop                 0%         100%         100%          50%          9-Nov-01


                       Lucent Technologies - Proprietary

                                     1 of 8

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------
Denver               Den-076                    Rooftop                 0%         100%           0%          50%          9-Nov-01
Denver               Den-082                    Rooftop                 0%         100%         100%         100%          9-Nov-01
Denver               Den-085                    Rawland                 0%          30%         100%           0%          9-Nov-01
Denver               Den-089                    Rooftop                 0%         100%         100%         100%          9-Nov-01
Denver               Den-099                    Rooftop                 0%         100%           0%           0%          9-Nov-01
Denver               Den-104                    Co-Locate               0%          60%         100%          50%          9-Nov-01
Denver               Den-105                    Rawland                 0%         100%           0%          50%          9-Nov-01
Denver               Den-109                    Rooftop                 0%         100%         100%          50%          9-Nov-01
Denver               Den-142                    Rawland                 0%         100%         100%          50%          9-Nov-01
Denver               Den-143                    Co-Locate               0%         100%         100%          50%          9-Nov-01
Denver               Den-147                    Rooftop                 0%         100%         100%          50%          9-Nov-01
Denver               Den-166                    Rooftop                 0%         100%         100%          50%          9-Nov-01
Denver               Den-167                    Rawland                 0%         100%         100%          50%          9-Nov-01
Denver               Den-171                    Co-Locate               0%         100%         100%          50%          9-Nov-01
Denver               Den-173                    Rooftop                 0%           0%         100%           0%          9-Nov-01
Denver               Den-179                    Co-Locate               0%           0%           0%          50%          9-Nov-01
Fort Collins         fnl014c                    CoLoc                   0%           0%           0%         100%
Fort Collins         fnl023a                    Raw Land                0%         100%         100%         100%
Fort Collins         fnl025b                    Rooftop                 0%         100%         100%         100%
Greeley              gxy024e                    Raw Land                0%          30%         100%         100%
Greeley              gxy041c                    MLA-Coloc               0%          30%         100%         100%
Phoenix              PHX-003A                   Colocation              0%          65%          50%          50%          4-Jun-02
Phoenix              PHX-004C                   Colocation              0%          65%          50%          50%          4-Jun-02
Phoenix              PHX-006B                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-007C                   Raw Land                0%          65%          50%          50%          4-Jun-02
Phoenix              PHX-008B                   Colocation              0%         100%         100%           0%          4-Jun-02
Phoenix              PHX-018B                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-019D                   Raw Land                0%           0%           0%           0%          4-Jun-02
Phoenix              PHX-033A                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-035C                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-037D                   Colocation              0%          65%          50%          50%          4-Jun-02
Phoenix              PHX-045B                   Colocation              0%          65%          50%          50%          4-Jun-02
Phoenix              PHX-051A                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-058B                   Colocation              0%          30%           0%          25%          4-Jun-02
Phoenix              PHX-074D                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-075B                   Raw Land                0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-079C                   Colocation              0%          30%           0%          25%          4-Jun-02
Phoenix              PHX-092A                   Colocation              0%           0%           0%           0%          4-Jun-02
Phoenix              PHX-093A                   Rooftop                 0%          65%          50%          50%          4-Jun-02
Phoenix              PHX-098A                   Colocation              0%           0%           0%           0%          4-Jun-02
Phoenix              PHX-100C                   Rooftop                 0%           0%           0%           0%          4-Jun-02
Phoenix              PHX-109A                   Rooftop                 0%           0%           0%           0%          4-Jun-02
Phoenix              PHX-116A                   Colocation              0%          65%         100%          50%          4-Jun-02
Phoenix              PHX-137A                   Colocation              0%           0%           0%           0%          4-Jun-02
Phoenix              PHX-142C                   Colocation              0%          65%         100%          50%          4-Jun-02
Phoenix              PHX-160G                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-163C                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-168A                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-173C                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-205B                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-221A                   Raw Land                0%         100%         100%          25%          4-Jun-02


                       Lucent Technologies - Proprietary

                                     2 of 8

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------
Phoenix              PHX-222A                   Colocation              0%          65%         100%          50%          4-Jun-02
Phoenix              PHX-223B                   Colocation              0%         100%           0%          25%          4-Jun-02
Phoenix              PHX-233A                   Colocation              0%         100%           0%          25%          4-Jun-02
Phoenix              PHX-235C                   Colocation              0%         100%         100%          50%          4-Jun-02
Phoenix              PHX-237C                   Raw Land                0%         100%           0%          25%          4-Jun-02
Provo                PVU-002                    Raw Land                0%         100%         100%         100%          4-Jun-02
Pueblo               PUB-005                    Raw Land                0%         100%         100%         100%         5/15/2001
Salt Lake            SLC-051                    MLA CoLoc               0%         100%         100%          50%         4/18/2001
Salt Lake            SLC-058                    Non-MLA CoLoc           0%         100%         100%          50%         4/18/2001
Salt Lake            SLC-071B                   Rooftop                 0%         100%         100%          50%         4/18/2001
Salt Lake            SLC-077                    Rooftop                 0%         100%         100%          50%         4/18/2001
Santa Fe             SAF-005                    MLA CoLoc               0%         100%         100%         100%         4/27/2001
Tuscon               TUS-002                    Raw Land                0%          30%           0%           0%          5/4/2001
Tuscon               TUS-005                    MLA CoLoc               0%         100%         100%         100%          5/4/2001
Tuscon               TUS-011                    Rooftop                 0%          30%           0%           0%          5/4/2001
Tuscon               TUS-020                    Rooftop                 0%         100%         100%         100%          5/4/2001
Tuscon               TUS-038                    Rooftop                 0%         100%         100%         100%          5/4/2001
Charlotte            CLT-038                    MLA CoLoc               0%          65%          95%          55%
Charlotte            CLT-039                    MLA CoLoc               0%         100%         100%         100%
Charlotte            CLT-040                    Raw Land                0%         100%         100%         100%
Charlotte            CLT-048                    Rooftop                 0%          50%          60%          15%
Charlotte            CLT-063                    MLA CoLoc               0%          65%          95%          55%
Charlotte            CLT-083                    MLA CoLoc               0%          60%           0%           0%
Charlotte            CLT-091                    MLA CoLoc               0%          30%           0%           0%
Charlotte            CLT-097                    Colocation              0%          65%          95%          55%
Charlotte            CLT-102                    MLA CoLoc               0%         100%         100%         100%
Charlotte            CLT-103                    Raw Land                0%         100%         100%         100%
Charlotte            CLT-104                    MLA CoLoc               0%          30%          10%          15%
Charlotte            CLT-105                    Rooftop                 0%          30%          10%          15%
Charlotte            CLT-106                    Rooftop                 0%          60%          10%          15%
Macon                MCN-005                                            0%          50%          50%          80%
Columbus             CSG-008C                                           0%          30%          35%          15%
Columbus             CSG-010A                                           0%          95%          95%          30%
Columbus             CSG-014                                            0%         100%         100%         100%
Columbus             CSG-022B                                           0%          30%          35%          15%
Columbus             CSG-023C                                           0%          80%          60%          15%
Columbus             CSG-028                                            0%          30%           0%           0%
Columbus             CSG-029A                                           0%          50%           0%          15%
Columbus             CSG-032A                                           0%          30%           0%          15%
Columbus             CSG-037A                                           0%          80%          35%          15%
Columbus             CSG-038                                            0%          95%          35%          15%
Columbus             CSG-041                                            0%          95%          95%          15%
Columbus             CSG-051                                            0%          80%          60%          15%
Greensboro           GSO-003                    MLA CoLoc               0%         100%         100%         100%         3/14/2001
Greensboro           GSO-010                    Raw Land                0%         100%         100%         100%         3/14/2001
Greensboro           GSO-012                    Raw Land                0%           0%           0%           0%         3/14/2001
Greensboro           GSO-018                    Water Tower             0%         100%          95%          55%         3/14/2001
Greensboro           GSO-050                    Raw Land                0%           0%           0%           0%         3/14/2001
Greensboro           GSO-054                    Raw Land                0%         100%           0%           0%         3/14/2001
Greensboro           GSO-073                    MLA CoLoc               0%         100%          95%          55%         3/14/2001
Hickory              HKY-011                    Transition Site         0%         100%          95%          90%


                       Lucent Technologies - Proprietary

                                     3 of 8

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------
Knoxville            TYS-005                    Non-MLA CoLoc           0%         100%          60%           0%         2/14/2001
Knoxville            TYS-006C                   MLA CoLoc               0%         100%         100%         100%         2/14/2001
Knoxville            TYS-013                    Rooftop                 0%          30%          70%         100%         2/14/2001
Knoxville            TYS-014                    MLA CoLoc               0%          65%          70%         100%         2/14/2001
Knoxville            TYS-034                    MLA CoLoc               0%         100%         100%         100%         2/14/2001
Knoxville            TYS-053C                   Non-MLA CoLoc           0%           0%           0%           0%         2/14/2001
Knoxville            TYS-057                    MLA CoLoc               0%           0%           0%           0%         2/14/2001
Knoxville            TYS-058D                   MLA CoLoc               0%           0%           0%           0%         2/14/2001
Knoxville            TYS-061                    MLA CoLoc               0%           0%           0%           0%         2/14/2001
Knoxville            TYS-065A                   MLA CoLoc               0%           0%           0%           0%         2/14/2001
Knoxville            TYS-074                    Rooftop                 0%          30%          30%         100%         2/14/2001
Knoxville            TYS-076                    Rooftop                 0%          50%          70%         100%         2/14/2001
Knoxville            TYS-077                    Rooftop                 0%          30%          30%         100%         2/14/2001
Knoxville            TYS-078                    Rooftop                 0%          30%          30%         100%         2/14/2001
Knoxville            TYS-079                    Rooftop                 0%          30%          30%         100%         2/14/2001
Jackson              JXN-020                                            0%          25%           0%           0%          2/1/2002
Flint                FNT-005                                            0%          25%          30%          50%          2/1/2002
Flint                FNT-006                                            0%          25%          30%          50%          2/1/2002
Flint                FNT-010                                            0%         100%         100%          80%          2/1/2002
Flint                FNT-013                                            0%          25%          90%          50%          2/1/2002
Flint                FNT-014                                            0%          25%          30%          50%          2/1/2002
Flint                FNT-023                                            0%          25%          30%          50%          2/1/2002
Flint                FNT-032                                            0%          25%          30%          50%          2/1/2002
Flint                FNT-035                                            0%          25%          30%          25%          2/1/2002
Flint                FNT-038                                            0%          25%          50%          50%          2/1/2002
Battle Creek         BTL-008                                            0%          50%         100%          50%          2/1/2002
Kalamazoo            AZO-010                                            0%          25%         100%         100%          2/1/2002
Kalamazoo            AZO-011                                            0%          25%          25%          40%          2/1/2002
Kalamazoo            AZO-024                                            0%         100%         100%          50%          2/1/2002
Kalamazoo            AZO-026                                            0%          25%          25%          25%          2/1/2002
Kalamazoo            AZO-028                                            0%          25%         100%          50%          2/1/2002
Kalamazoo            AZO-030                                            0%          25%           0%          50%          2/1/2002
Kalamazoo            AZO-034                                            0%          25%         100%          50%          2/1/2002
Saginaw              mbs002a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs005a                    Rooftop                 0%         100%         100%          90%          2/1/2002
Saginaw              mbs006a                    MLA CoLoc             100%         100%         100%          90%          2/1/2002
Saginaw              mbs007a                    Water Tower             0%         100%         100%          90%          2/1/2002
Saginaw              mbs008a                    Raw land                0%         100%          95%          90%          2/1/2002
Saginaw              mbs009b                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs010a                    MLA CoLoc               0%         100%          95%          90%          2/1/2002
Saginaw              mbs011a                    MLA CoLoc               0%          25%          25%           0%          2/1/2002
Saginaw              mbs012a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs013a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs014a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs015a                    Rooftop                 0%         100%         100%          90%          2/1/2002
Saginaw              mbs016a                    Rooftop                 0%         100%          95%          90%          2/1/2002
Saginaw              mbs017a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs018b                    Rooftop                 0%         100%          95%          90%          2/1/2002
Saginaw              mbs019a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs020a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs021a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002

                       Lucent Technologies - Proprietary

                                     4 of 8

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------
Saginaw              mbs023b                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs024a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs025a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs027a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs029a                    Raw land                0%         100%          25%           0%          2/1/2002
Saginaw              mbs030b                    Raw Land                0%         100%           0%           0%          2/1/2002
Saginaw              mbs031a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs032a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs033b                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs034a                    Water Tower             0%          25%          30%           0%          2/1/2002
Saginaw              mbs035a                    MLA CoLoc               0%          25%           0%           0%          2/1/2002
Saginaw              mbs036d                    MLA CoLoc               0%         100%          75%          90%          2/1/2002
Saginaw              mbs037a                    MLA CoLoc               0%         100%          30%          90%          2/1/2002
Saginaw              mbs038a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs039a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Saginaw              mbs040c                    Raw land                0%          25%          30%           0%          2/1/2002
Saginaw              mbs042d                    MLA CoLoc               0%          25%         100%          90%          2/1/2002
Lansing              lan001d                    Rooftop                 0%         100%         100%          90%          2/1/2002
Lansing              lan002a                    MLA CoLoc             100%         100%         100%          90%          2/1/2002
Lansing              lan003a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan004a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan005a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan006b                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan007e                    Raw Land                0%         100%         100%          90%          2/1/2002
Lansing              lan008a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan009b                    Non-MLA CoLoc           0%         100%         100%          90%          2/1/2002
Lansing              lan010e                    Rooftop                 0%         100%         100%          90%          2/1/2002
Lansing              lan011a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan012a                    Non-MLA CoLoc           0%         100%         100%          90%          2/1/2002
Lansing              lan013a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan014d                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan015a                    Rooftop                 0%         100%         100%          90%          2/1/2002
Lansing              lan016d                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan017b                    Non-MLA CoLoc           0%         100%         100%          90%          2/1/2002
Lansing              lan018a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan019a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan020d                    Non-MLA CoLoc           0%         100%         100%          90%          2/1/2002
Lansing              lan022b                    Rooftop                 0%         100%         100%          90%          2/1/2002
Lansing              lan023a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan024b                    Non-MLA CoLoc           0%         100%         100%          90%          2/1/2002
Lansing              lan025a                    Water Tower             0%         100%         100%          90%          2/1/2002
Lansing              lan026d                    Rooftop                 0%         100%         100%          90%          2/1/2002
Lansing              lan027a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan028a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan029a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan030b                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan031a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan032b                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan033a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan034a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan035a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002

                       Lucent Technologies - Proprietary

                                     5 of 8

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------
Lansing              lan036a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan038d                    Raw Land                0%         100%         100%          90%          2/1/2002
Lansing              lan039a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan040a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan041a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan042a                    Non-MLA CoLoc           0%         100%         100%          90%          2/1/2002
Lansing              lan043e                    Raw Land                0%         100%         100%          90%          2/1/2002
Lansing              lan044a                    Water Tower             0%         100%         100%          90%          2/1/2002
Lansing              lan046a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan047a                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Lansing              lan048a                    Non-MLA CoLoc           0%         100%         100%          90%          2/1/2002
Lansing              lan049b                    MLA CoLoc               0%         100%         100%          90%          2/1/2002
Muskegon             mkg001a                    Raw Land                0%         100%          80%          90%          2/1/2002
Muskegon             mkg002a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg003d                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg004a                    Co-lo                   0%         100%          80%          90%          2/1/2002
Muskegon             mkg005a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg006c                    Raw Land                0%         100%          80%          90%          2/1/2002
Muskegon             mkg007b                    Raw Land                0%         100%          80%          90%          2/1/2002
Muskegon             mkg008a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg009a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg010a                    WT                      0%         100%         100%          90%          2/1/2002
Muskegon             mkg011a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg012a                    Rooftop                 0%         100%         100%          90%          2/1/2002
Muskegon             mkg013a                    Rooftop                 0%         100%         100%          90%          2/1/2002
Muskegon             mkg015b                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg016a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg017a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg018a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg019a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg020b                    Raw Land                0%         100%          80%          90%          2/1/2002
Muskegon             mkg021a                    Raw Land                0%         100%          80%          90%          2/1/2002
Muskegon             mkg022a                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg023b                    Co-lo                   0%         100%         100%          90%          2/1/2002
Muskegon             mkg024a                    WT                      0%         100%         100%          90%          2/1/2002
Muskegon             mkg028c                                            0%           0%          10%           0%          2/1/2002
Muskegon             mkg050a                                            0%           0%          10%           0%          2/1/2002
Grand Rapids         grr001a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr002b                    COLO                    0%          40%         100%         100%          2/1/2002
Grand Rapids         grr003a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr004b                    WT                      0%          40%         100%         100%          2/1/2002
Grand Rapids         grr006a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr007a                    WT                      0%         100%         100%         100%          2/1/2002
Grand Rapids         grr008c                    COLO                    0%          60%         100%         100%          2/1/2002
Grand Rapids         grr010b                    RT                      0%         100%          80%           0%          2/1/2002
Grand Rapids         grr011b                    RAW LAND                0%         100%         100%         100%          2/1/2002
Grand Rapids         grr012c                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr013a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr014a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr015a                    WT                      0%         100%         100%         100%          2/1/2002
Grand Rapids         grr016a                    COLO                    0%         100%          20%           0%          2/1/2002


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                                     6 of 8

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------
Grand Rapids         grr017a                    WT                      0%          60%         100%           0%          2/1/2002
Grand Rapids         grr018a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr019a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr020a                    COLO                  100%         100%         100%         100%          2/1/2002
Grand Rapids         grr021a                    COLO                    0%          40%         100%         100%          2/1/2002
Grand Rapids         grr022a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr023a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr024a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr025a                    COLO                    0%         100%         100%           0%          2/1/2002
Grand Rapids         grr026a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr027d                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr028c                    RAW LAND                0%         100%         100%         100%          2/1/2002
Grand Rapids         grr029a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr030a                    WT                      0%         100%         100%         100%          2/1/2002
Grand Rapids         grr031a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr032a                    Raw Land                0%          40%           0%           0%          2/1/2002
Grand Rapids         grr033c                    WT                      0%         100%         100%         100%          2/1/2002
Grand Rapids         grr034a                    WT                      0%         100%         100%         100%          2/1/2002
Grand Rapids         grr035a                    WT                      0%         100%         100%         100%          2/1/2002
Grand Rapids         grr036b                    COLO                    0%          40%         100%         100%          2/1/2002
Grand Rapids         grr038a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr040a                    Rooftop                 0%          40%          20%           0%          2/1/2002
Grand Rapids         grr041b                    COLO                    0%          60%          60%         100%          2/1/2002
Grand Rapids         grr042a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr043a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr044a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr045a                    COLO                    0%         100%         100%           0%          2/1/2002
Grand Rapids         grr046b                    WT                      0%          60%         100%         100%          2/1/2002
Grand Rapids         grr048a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr049a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr050a                    RAW LAND                0%         100%         100%         100%          2/1/2002
Grand Rapids         grr051a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr052b                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr053a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr055a                    COLO                  100%         100%         100%         100%          2/1/2002
Grand Rapids         grr057a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr058a                    COLO                    0%         100%           0%         100%          2/1/2002
Grand Rapids         grr059a                    COLO                    0%          40%           0%           0%          2/1/2002
Grand Rapids         grr060a                    COLO                    0%          40%           0%         100%          2/1/2002
Grand Rapids         grr061a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr062a                    WT                      0%         100%         100%         100%          2/1/2002
Grand Rapids         grr063a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr064a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr065b                    Rooftop                 0%         100%         100%         100%          2/1/2002
Grand Rapids         grr066b                    COLO                    0%          60%         100%           0%          2/1/2002
Grand Rapids         grr067a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr068b                    COLO                    0%          60%         100%         100%          2/1/2002
Grand Rapids         grr069b                    Rooftop                 0%          60%         100%         100%          2/1/2002
Grand Rapids         grr070a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr071a                    COLO                    0%         100%         100%         100%          2/1/2002
Grand Rapids         grr072a                    COLO                  100%         100%         100%         100%          2/1/2002


                       Lucent Technologies - Proprietary

                                     7 of 8

                                                         CRICKET AMENDMENT NO. 3
                                          EXHIBIT V- SERVICES TRANSITION SUMMARY


                            CRICKET TRANSITION SITES
                               LUCENT %S PERFORMED


                                                                         LUCENT PERFORMED %
                     ---------------------------------------------------------------------------------------------------------------
                              SITE                   SITE                                                                 TRANSITION
MARKET                       NUMBER                  TYPE         CONSTRUCTION     SA           A&E          CM              DATES
------               -----------------------    --------------    ------------    ----         -----        ----          ----------



----------

* does not include Annex, Save or Evansville



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